Supplement Dated May 13, 2022
to Prospectus Dated May 1, 2022
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the current prospectus (the “prospectus”) for Group Variable Universal Life Insurance Contracts and Certificates. This supplement must be accompanied by the Group Variable Universal Life prospectus as it contains information specific to your Certificate that may differ from the prospectus.

Special terms that we use are defined in the prospectus. See the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

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Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Global Portfolio	Appendix 7
PSF PGIM Flexible Managed Portfolio	Appendix 8
PSF PGIM Government Money Market Portfolio	Appendix 9
PSF PGIM Jennison Blend Portfolio	Appendix 10
PSF PGIM Jennison Growth Portfolio	Appendix 11
PSF PGIM Jennison Value Portfolio	Appendix 12
PSF PGIM Total Return Bond Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	Appendix 15
T. Rowe Price Equity Income Portfolio	Appendix 16

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. In several instances we use the terms “maximum” and “current" charge. The “maximum” charge in each instance is the highest charge that we are entitled to make under the Group Contract. The “current” charge is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, or surrender or make withdrawals from the Certificate.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	Deducted from each premium when the premium is paid.	Maximum - 3.5% Current - 0.0%
Charge for Taxes Attributable to Premiums[1]	Deducted from each premium when the premium is paid.	Maximum - 6% Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth Current - $0.00

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TRANSACTION FEES
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan Current - $0.00

1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options Current - 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $2.77 Current - $0.00
*Cost of Insurance[2] Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Minimum - $0.18
Maximum - $83.33

Representative guaranteed charge - $0.81[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Minimum - $0.10
Maximum - $50.48

Representative guaranteed charge - $0.69[5]

Certificates effective on or after 01/01/2020:
Minimum - $0.13
Maximum - $83.33

Representative guaranteed charge - $1.01[6]

Net Interest on Loans[7]	Annually	2%
*Additional Insurance Benefits Charges[3]:
Spouse and Child Dependents Term Life Insurance	Monthly	Minimum - $2.00[8] Maximum - $2.00[8] Representative current charge - $2.00[9]
•The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.
1.The daily charge is based on the effective annual rate shown.
2.The maximum Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts reflect the maximum that the insurer can charge; the rates that a particular Participant will pay may be lower. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center toll free at (800) 562-9874.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample rate charged for a 49-year old insured guaranteed under the contract.
5.The representative guaranteed charge for cost of insurance is a sample rate charged for a 51-year old insured guaranteed under the contract.
6.The representative guaranteed charge for cost of insurance is a sample rate charged for a 51-year old insured guaranteed under the contract.

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7.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
8.These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
9.The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy, is contained in the Prospectus for each Fund.

Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.29%	1.29%
SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage.”

THE FUNDS
Fund Companies

Set out in the Appendix is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment

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advice or recommend any particular Fund.  See Service Fees Payable to Prudential for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list in the Appendix to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2022, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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CHARGES AND EXPENSES

The current charges under the JRS Group Contract are as follows in this section. For a complete list and description of all charges and expenses, please refer to the CHARGES AND EXPENSES section of the prospectus.

Charge For Taxes Attributable To Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
•    The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.
Account Charge For Variable Investment Options (for Mortality and Expense Risk)

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).
When Monthly Charges Are Deducted

For participants who are not direct billed, if payment is not received within 25 days of the beginning of the payroll cycle, we will deduct the charges from your Certificate Fund. The payroll cycle is bi-weekly.
Cost Of Insurance

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $0.00 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $30.28, and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.10
45	$0.16
55	$0.46
65	$1.35

Spouse and Child Term Insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

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OTHER GENERAL CERTIFICATE PROVISIONS
Eligibility and Enrollment

Eligibility:

•Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children.

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the PERSONS HAVING RIGHTS UNDER THE CONTRACT - Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.
•When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). The minimum Face Amount is $10,000 and the maximum Face Amount is $3,000,000. See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

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Evidence of Good Health

Evidence of good health is not required when:
•A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•A Judge retires and opts to continue coverage at retirement.

•A Judge terminates service and opts to continue coverage.

•A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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•If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

DEATH BENEFITS
Types of Death Benefit

You have a Certificate with a Death Benefit Option B; your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases in Face Amount

Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the TAXES section of the prospectus.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

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ADDITIONAL INSURANCE BENEFITS
Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of your Certificate Fund, when you have been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.
PREMIUMS
For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

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APPENDIX: Funds Available Under the Certificate

The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/group-insurance/gvul-funds/. You can also request this information at no cost by calling 800-562-9874. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Certificate may be purchased or sold.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
High Yield Bond	Deutsche DWS High Income VIP (Class A) - DWS Investment Management Americas, Inc.	0.71%^	4.00%	6.02%	6.16%
Global/International	^^Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.06%^	4.16%	2.71%	4.00%
Global/International	Janus Henderson Overseas Portfolio (Institutional) - Janus Capital Management LLC	0.87%	13.58%	13.35%	6.25%
Large Growth	Janus Henderson Research Portfolio (Institutional) - Janus Capital Management LLC	0.60%	20.33%	21.99%	17.45%
Small Blend	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (Service) - Lazard Asset Management LLC	1.15%^	19.87%	10.45%	11.89%
Large Blend	MFS® Research Series (Initial Class) - Massachusetts Financial Services Company	0.78%^	24.80%	17.94%	15.64%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.77%^	18.23%	15.62%	13.06%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.61%	17.36%	11.17%	10.91%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	20.36%	19.08%	15.32%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.61%	16.01%	26.79%	20.34%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	27.79%	11.96%	11.69%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.42%	(0.76)%	4.98%	4.68%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%
Large-Cap Growth	T. Rowe Price All-Cap Opportunities Portfolio - T. Rowe Price Associates, Inc.	0.80%^	20.80%	26.19%	19.64%
Large-Cap Value	T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.	0.74%^	25.55%	11.01%	11.81%
^ The Fund’s annual current expense reflects temporary fee reductions.
^^ Effective June 10, 2022, you may no longer make additional allocations into the Templeton Foreign VIP Fund.

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